UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2024
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 1, 2024, StoneX Group Inc. (the “Company”) completed the issuance and sale of $550 million in aggregate principal amount of its 7.875% Senior Secured Notes due 2031 (the “Notes”). The Notes were issued pursuant to an Indenture, dated March 1, 2024 (the “Indenture”), by and among the Company, the guarantors party thereto from time to time and The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”).
The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured second lien basis by each of the Company’s existing and future subsidiaries that guarantees indebtedness under the Company’s senior secured revolving credit facility and certain other senior indebtedness. The guarantees are subject to release under specified circumstances. The Notes and the related guarantees are secured on a second priority basis by liens on substantially all of the Company’s and the guarantors’ property and assets, subject to certain exceptions and permitted liens. The liens on the Company’s and the guarantors’ assets that secure the Notes and the related guarantees are contractually subordinated to the liens on the Company’s and the guarantors’ assets that secure the Company’s and the guarantors’ existing and future first lien obligations, including indebtedness under the Company’s senior secured revolving credit facility, pursuant to an intercreditor agreement, dated March 1, 2024, by the collateral agent for the Notes and the agent for the Company’s senior secured revolving credit facility.
The Notes will mature on March 1, 2031. Interest on the Notes accrues at a rate of 7.875% per annum and is payable semiannually in arrears on March 1 and September 1 of each year, commencing on September 1, 2024. The Company is obligated to make each interest payment to the holders of record of the Notes on the immediately preceding February 15 and August 15.
The Company has the option to redeem all or a portion of the Notes at any time prior to March 1, 2027, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date plus a “make-whole” premium. At any time on or after March 1, 2027, the Company may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture. At any time before March 1, 2027, the Company may also redeem up to 40% of the aggregate principal amount of the Notes at a redemption price of 107.875% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, with the proceeds of certain equity offerings.
Upon the occurrence of a Change of Control (as defined in the Indenture), each holder of the Notes will have the right to require the Company to make an offer to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.
The Indenture contains covenants that limit, among other things, the Company’s ability to (1) transfer and sell assets; (2) pay dividends or distributions on its capital stock, repurchase its capital stock, make payments on subordinated indebtedness and make certain investments; (3) incur additional debt; (4) create or incur liens on its assets; (5) create any restriction on the ability of any of its restricted subsidiaries to pay dividends, make loans to the Company or any of its restricted subsidiaries or sell assets to the Company or any of its restricted subsidiaries; (6) merge, amalgamate or consolidate with another company; and (7) enter into transactions with affiliates. These covenants are subject to a number of important limitations, qualifications and exceptions.
The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment; failure to comply with redemption and repurchase provisions; failure to comply with the agreements in any of the Indenture, Notes and related guarantees and security agreements; payment defaults or acceleration of other material indebtedness; failure to pay certain judgments; unenforceability, repudiation, denial or disaffirmation of obligations of certain subsidiaries; and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then-outstanding Notes may declare the principal, premium (if any) and accrued but unpaid interest on all the Notes to be due and payable.
The foregoing description of the Indenture is qualified in its entirety by reference to the complete copy thereof that is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The Notes were issued in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A and to certain persons outside of the United States pursuant to Regulation S under the Securities Act.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.
On March 1, 2024, the Company issued a press release announcing the closing of the issuance and sale of the Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit No.    Description
4.1    Indenture by and among the Company, the guarantors party thereto from time to time and The Bank of New York Mellon, as trustee and collateral agent, dated March 1, 2024.
4.2    Form of 7.875% Senior Secured Notes due 2031 (included in Exhibit 4.1)
99.1     Press release dated March 1, 2024
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
March 1, 2024	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer